LETTER OF TRANSMITTAL

OFFER TO EXCHANGE

Offer to Exchange
Shares of Common Stock plus cash for
any and all shares of
7.25% Convertible Perpetual Preferred Stock
(CUSIP No. 29274U200)

of

Energy XXI (Bermuda) Limited

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON NOVEMBER 18, 2010 UNLESS EXTENDED (SUCH DATE AND TIME FOR THE EXCHANGE OFFER, AS MAY BE EXTENDED, THE “EXPIRATION DATE”). TENDERS MAY NOT BE WITHDRAWN AFTER THE SHARES OF PREFERRED STOCK HAVE BEEN ACCEPTED FOR EXCHANGE.

THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

Continental Stock Transfer & Trust Company

By Mail	By Facsimile Transmission
(Registered or Certified Mail Recommended):	(for Eligible Institutions only):
Continental Stock Transfer & Trust Company	Continental Stock Transfer & Trust Company
Attn: Reorganization Dept.	(212) 616-7610
17 Battery Place, 8th Floor	To Confirm Via Phone:
New York, NY 10004	(for eligible institutions only):
(212) 509-4000 (ext. 536)

THE INFORMATION AGENT FOR THE EXCHANGE OFFER IS:

D.F. King & Co., Inc.
48 Wall Street — 22nd Floor
New York, New York 10005

Banks and Brokers, Call:
(212) 269-5500

All Others Call Toll-Free:
(888) 578-5378

DELIVERY OF THIS LETTER TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. PLEASE DO NOT DELIVER THIS LETTER OR SHARES OF PREFERRED STOCK (AS DEFINED BELOW) TO ANYONE OTHER THAN THE EXCHANGE AGENT.

Capitalized terms used but not defined herein shall have the same meanings given to them in the Offer to Exchange (as defined below).

The undersigned acknowledges that he or she has received the Offer to Exchange dated October 21, 2010 (as it may be supplemented and amended from time to time, the “Offer to Exchange”), of Energy XXI (Bermuda) Limited, a Bermuda company (the “Company”), and this Letter of Transmittal (the “Letter”), which together constitute the Company’s offer to exchange (the “Exchange Offer”) any and all shares of the Company’s outstanding 7.25% Convertible Perpetual Preferred Stock (the “Preferred Stock”) for newly issued shares of the Company’s common stock and a cash payment.

In exchange for each share of Preferred Stock properly tendered (and not validly withdrawn) and accepted by the Company: (i) by 5:00 p.m., New York City time, on November 4, 2010 (such time and date, as the same may be extended, the “Early Tender Date”), participating holders of Preferred Stock will receive the following consideration per share of Preferred Stock: (a) 8.77192 shares of the Company’s common stock and (b) a cash payment of $19.00 (the “Early Tender Consideration”); and (ii) after the Early Tender Date but prior to Midnight, New York City time, on November 18, 2010 (such time and date, as the same may be extended, the “Expiration Date”), participating holders of Preferred Stock will receive the following consideration per share of Preferred Stock: (a) 8.77192 shares of the Company’s common stock and (b) a cash payment of $18.50 (the “Expiration Consideration”).  In addition, holders will receive in respect of their shares of Preferred Stock that are accepted for exchange, accrued and unpaid dividends on such Preferred Stock up to, but not including, the settlement date of the exchange offer.

This Letter is to be completed by holders of shares of Preferred Stock (“Holders”) if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under “The Exchange Offer — Procedures for Tendering Preferred Stock” in the Offer to Exchange and an agent’s message (as defined below) is not delivered.  There are no guaranteed delivery procedures provided for by the Company in conjunction with the Exchange Offer.  The Company will accept shares of Preferred Stock for exchange pursuant to the Exchange Offer only after the exchange agent identified on the first page of this Letter (the “Exchange Agent”) timely receives, on or prior to the expiration of the exchange offer, (a) a timely book-entry confirmation that the shares of Preferred Stock have been transferred into the Exchange Agent’s account at The Depository Trust Company (“DTC”); and (b) a properly completed and duly executed Letter and all other required documents or a properly transmitted agent’s message. The term “agent’s message” means a message, transmitted by DTC to and received by the Exchange Agent and forming part of a book-entry confirmation, which states that DTC has received an express acknowledgment from a participant of DTC tendering shares of Preferred Stock that are the subject of the book-entry confirmation that the participant has received and agrees to be bound by the terms of this Letter, and that the Company may enforce that agreement against the participant. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

The Company reserves the right, at any time, or from time to time, to extend the Exchange Offer and to amend any of the terms and conditions of the Exchange Offer, other than conditions required by applicable law, at its discretion. The Company will notify the Holders of the shares of Preferred Stock of any extension promptly by oral (to be confirmed in writing) or written notice thereof.

Please read this entire Letter and the Offer to Exchange carefully before checking any box below. The instructions included in this Letter must be followed.

YOU MUST SIGN THIS LETTER IN THE APPROPRIATE SPACE PROVIDED BELOW, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

The undersigned has completed the box below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

List in the table provided below the shares of Preferred Stock to which this Letter relates. If the space provided below is inadequate, list the information requested above on a separate signed schedule and attach that schedule to this Letter.

TENDERING HOLDERS COMPLETE THIS BOX:

DESCRIPTION OF PREFERRED STOCK (CUSIP NO. 29274U200)	1	2	3
Name(s) and Address(es) of Registered Holder(s)	Certificate Number(s)*	Aggregate Number of Shares of Preferred Stock	Number of Shares of Preferred Stock Tendered**

	Total

*	Need not be completed by Holders tendering by book-entry transfer.
**	Unless otherwise indicated in this column, a Holder will be deemed to have tendered ALL of the shares of Preferred Stock indicated in column 2.

The certificate numbers, names and addresses of the Holders should be printed exactly as they appear on the certificates representing shares of Preferred Stock tendered hereby.

☐	CHECK HERE IF TENDERED SHARES OF PREFERRED STOCK ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE RELEVANT ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution ____________________________________________________________________

Account Number _______________ Transaction Code Number __________________________________________

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer (and if the Exchange Offer is extended or amended, the terms of any such extension or amendment), the undersigned hereby tenders to the Company the above described shares of Preferred Stock in exchange for the Early Tender Consideration or the Expiration Consideration, as applicable, plus accrued and unpaid dividends on such Preferred Stock up to, but not including, the settlement date of the Exchange Offer. Subject to, and effective upon, the acceptance for exchange of the shares of Preferred Stock tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to such shares of Preferred Stock as are being tendered hereby.

The undersigned understands that the undersigned’s tender of shares of Preferred Stock pursuant to any of the procedures described in the Offer to Exchange and in the instructions hereto and acceptance thereof by the Company will constitute a binding agreement between the undersigned and the Company.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such shares of Preferred Stock, with full power of substitution, among other things, to cause the shares of Preferred Stock to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the shares of Preferred Stock and to acquire the Early Tender Consideration or the Expiration Consideration, as applicable, issuable upon the exchange of such shares of Preferred Stock (plus accrued and unpaid dividends on such Preferred Stock up to, but not including, the settlement date of the Exchange Offer), and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same is accepted by the Company.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the shares of Preferred Stock tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the section entitled “The Exchange Offer—Withdrawal Rights” of the Offer to Exchange.

The undersigned hereby represents and warrants that it is not prohibited from selling to or otherwise doing business with “U.S. Persons” and “persons subject to the jurisdiction of the United States” by any of the regulations of the U.S. Department of Treasury Office of Foreign Assets Control, pursuant to 31 C.F.R. Chapter V, or any legislation or executive orders relating thereto.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “TENDERING HOLDERS COMPLETE THIS BOX” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE SHARES OF PREFERRED STOCK AS SET FORTH IN THE SECTIONS ABOVE.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” below, please issue and deliver the Early Tender Consideration or the Expiration Consideration, as applicable, issued in exchange for the shares of Preferred Stock accepted for exchange, and return any shares of Preferred Stock not tendered or not accepted, in the name(s) of the undersigned (or credit such shares of Preferred Stock to the undersigned’s account at DTC, as applicable). If the Early Tender Consideration or the Expiration Consideration, as applicable, is to be issued to a person other than the person(s) signing this Letter, or if the Early Tender Consideration or the Expiration Consideration, as applicable, is to be deposited to an account different from the accounts of the person(s) signing this Letter, the appropriate boxes of this Letter should be completed. If shares of Preferred Stock are surrendered by Holder(s) that have completed either the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” below, signature(s) on this Letter must be guaranteed (see Instruction 2).  The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” or “Special Delivery Instructions” to transfer or deliver any shares of Preferred Stock from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the shares of Preferred Stock so tendered for exchange.

The undersigned understands that the delivery and surrender of the shares of Preferred Stock are not effective, and the risk of loss of the shares of Preferred Stock does not pass to the Exchange Agent, until receipt, on or prior to the Expiration Date, by the Exchange Agent of (a) a timely book-entry confirmation that shares of Preferred Stock have been transferred into the Exchange Agent’s account at DTC; and (b) a properly completed and duly executed Letter and all other required documents or a properly transmitted agent’s message. All questions as to the form of all documents and the validity (including the time of receipt) and acceptance of tenders and withdrawals of shares of Preferred Stock will be determined by the Company, in its sole discretion, which determination shall be final and binding.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3 and 4)
To be completed ONLY (i) if shares of Preferred Stock in an amount not tendered, or the Early Tender Consideration or the Expiration Consideration, as applicable, issued in exchange for shares of Preferred Stock accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if shares of Preferred Stock tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than to the account indicated above.

Issue	☐ Early Tender Consideration or the Expiration Consideration, as applicable, to:
☐ unexchanged shares of Preferred Stock to:
(check as applicable)

Name(s)
(Please Type or Print)

(Please Type or Print)

Address

(Including Zip Code)

(Complete Substitute Form W-9)

Credit the following delivered by book-entry transfer to the DTC account set forth below.
☐ Early Tender Consideration or the Expiration Consideration, as applicable:
☐ unexchanged shares of Preferred Stock:
(check as applicable)

(DTC Account Number, if applicable)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3 and 4)
To be completed ONLY (i) if shares of Preferred Stock in an amount not tendered, or Early Tender Consideration or the Expiration Consideration, as applicable, issued in exchange for shares of Preferred Stock accepted for exchange, are to be delivered to someone other than the registered Holder of the shares of Preferred Stock whose name(s) appear(s) above, or such registered Holder at an address other than that shown above.

Deliver	☐ Early Tender Consideration or the Expiration Consideration, as applicable, to:
☐ unexchanged shares of Preferred Stock to:
(check as applicable)

Name(s)
(Please Type or Print)

(Please Type or Print)

Address

(Including Zip Code)

(Complete Substitute Form W-9)

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS)
(Complete Accompanying Substitute Form W-9 below)
x	, 2010

x	, 2010
(Signature(s) of Owners(s))	(Date)

Area Code and Telephone
Number:

If a Holder is tendering any shares of Preferred Stock, this Letter must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the shares of Preferred Stock or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If the signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 2.

Name(s):

(Please Type or Print)

Capacity (full title):

Address:
(Including Zip Code)

Tax Identification or Social Security Number:

SIGNATURE GUARANTEE
(If required by Instruction 2)

Signature(s) Guaranteed by
an Eligible Institution:
(Authorized Signature)

(Title)

(Name and Firm)

Dated:	, 2010

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE
EXCHANGE OFFER

1. Delivery of this Letter; No Guaranteed Delivery Procedures.  This Letter is to be completed by Holders of shares of Preferred Stock if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under “The Exchange Offer — Procedures for Tendering Preferred Stock” in the Offer to Exchange and an agent’s message (as defined below) is not delivered.  There are no guaranteed delivery procedures provided for by the Company in conjunction with the Exchange Offer.  The Company will accept shares of Preferred Stock for exchange pursuant to the Exchange Offer only after the Exchange Agent timely receives, on or prior to the Expiration Date, (a) a timely book-entry confirmation that shares of Preferred Stock have been transferred into the Exchange Agent’s account at DTC; and (b) a properly completed and duly executed Letter and all other required documents or a properly transmitted agent’s message.

THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, THEN REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

The delivery of the Preferred Stock and all other required documents will be deemed made only when confirmed by the Exchange Agent.

See “The Exchange Offer” section of the Offer to Exchange.

2. Signatures on this Letter; Stock Powers and Endorsements; Guarantee of Signatures. If this Letter is signed by the registered Holder of the shares of Preferred Stock tendered hereby, the signature must correspond exactly with the name as it appears on a security position listing as the Holder of such shares of Preferred Stock in the DTC system without any change whatsoever.

If any tendered shares of Preferred Stock are owned of record by two or more joint owners, all of such owners must sign this Letter.

If any tendered shares of Preferred Stock are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations.

When this Letter is signed by the registered Holder(s) of the shares of Preferred Stock specified herein and tendered hereby, no separate stock powers are required. If, however, the Early Tender Consideration or the Expiration Consideration, as applicable, is to be issued to a person other than the registered Holder, then separate stock powers are required.

If this Letter or any stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

Signatures on stock powers required by this Instruction 2 must be guaranteed by a firm which is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchanges Medallion Program (each an “Eligible Institution”).

Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the shares of Preferred Stock are tendered: (i) by a registered Holder of shares of Preferred Stock (including any participant in the DTC system whose name appears on a security position listing as the Holder of such shares of Preferred Stock) who has not completed the box entitled either “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter, or (ii) for the account of an Eligible Institution.

3. Special Issuance and Delivery Instructions.  If Early Tender Consideration or the Expiration Consideration, as applicable, and/or unexchanged shares of Preferred Stock are to be issued in the name of a person other than the signer of this Letter, or if Early Tender Consideration or the Expiration Consideration, as applicable, and/or unexchanged shares of Preferred Stock are to be sent to someone other than the signer of this Letter or to an address other than that of the signer of this Letter, the appropriate boxes on this Letter should be completed. Certificates for shares of Preferred Stock not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated by the signer maintained at DTC.   If no such instructions are given, such shares of Preferred Stock not exchanged will be credited to the proper account maintained at DTC.  In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated.

4.  Important Tax Information. Under current U.S. federal income tax law, a Holder whose tendered shares of Preferred Stock are accepted for exchange may be subject to backup withholding unless the Holder provides the Exchange Agent with either (i) such Holder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) the Holder has not been notified by the Internal Revenue Service (“IRS”) that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the IRS has notified the Holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding. If such Holder is an individual, the TIN is such Holder’s social security number. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to certain penalties imposed by the IRS.

Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8BEN, W-8ECI, W-8IMY or W-8EXP, as applicable, (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the Holder’s exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

Failure to complete the Substitute Form W-9 may require the Company to backup withhold 28 percent (or such other rate specified by the Internal Revenue Code of 1986, as amended (the “Code”)) of the amount of any payments made to the Holder or other payee. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

5. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer of shares of Preferred Stock to it or its order pursuant to the Exchange Offer, provided that such transfer taxes will not be considered to include income taxes, franchise taxes, or any other taxes that are not occasioned solely by the transfer of the Preferred Stock.  If, however, any shares of Preferred Stock not tendered or accepted for exchange are to be delivered to, or is to be issued in the name of, any person other than the registered Holder of such shares of Preferred Stock, any shares of common stock are to be delivered to, or issued in the name of any person other than the registered Holder of the shares of Preferred Stock tendered hereby, or if tendered shares of Preferred Stock are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the exchange of shares of Preferred Stock pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

6. Waiver of Conditions. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Offer to Exchange.

7. Lost, Destroyed or Stolen Certificates.  If any certificate(s) representing shares of Preferred Stock has been lost, destroyed or stolen, the Holder should promptly notify the Exchange Agent. The Holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

8. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of shares of Preferred Stock, by execution of this Letter, shall waive any right to receive notice of the acceptance of their shares of Preferred Stock for exchange.

Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of shares of Preferred Stock nor shall any of them incur any liability for failure to give any such notice.

9. Partial Tenders.  If less than all the shares of Preferred Stock evidenced by any certificates submitted (including via DTC) are to be tendered, fill in the number of shares of Preferred Stock that are to be tendered in the box entitled “Tendering Holders Complete this Box.”  In such case, new certificate(s) for the remainder of the shares of Preferred Stock that was evidenced by your old certificate(s) will only be sent to the Holder of the shares of Preferred Stock (unless the box entitled “Special Delivery Instructions” is checked) promptly after the expiration of the Exchange Offer. All shares of Preferred Stock represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

10.  Withdrawal Rights.  Tenders of shares of Preferred Stock may be withdrawn (i) at any time prior to Midnight, New York City time, on the Expiration Date or (ii) if not previously returned by the Company, after 40 business days from the commencement of the Exchange Offer if the Company has not accepted the tendered shares of Preferred Stock for exchange by that date. You may also validly withdraw shares of Preferred Stock that you tender if the Exchange Offer is terminated without any shares of Preferred Stock being accepted or as required by applicable law. If such termination occurs, the shares of Preferred Stock will be returned to the tendering Holder promptly.

For a withdrawal of a tender of shares of Preferred Stock to be effective, a written notice of withdrawal, sent by facsimile transmission, receipt confirmed by telephone, or letter, or a computer generated notice of withdrawal transmitted by DTC on behalf of the Holder in accordance with the standard operating procedure of DTC, must be received by the Exchange Agent at the address set forth above prior to Midnight, New York City time, on the Expiration Date or after 40 business days from the commencement of the Exchange Offer if the Company has not accepted the tendered shares of Preferred Stock for exchange by that date. Any such notice of withdrawal must (i) specify the name of the person that tendered the shares of Preferred Stock to be withdrawn; (ii) identify the shares of Preferred Stock to be withdrawn, including the certificate number or numbers; (iii) specify the number of shares to be withdrawn;  (iv) include a statement that the Holder is withdrawing its election to have the shares of Preferred Stock exchanged; (v) be signed by the Holder in the same manner as the original signature on this Letter by which the shares of Preferred Stock were tendered or as otherwise described above, including any required signature guarantees; and (vi) specify the name in which any of the shares of Preferred Stock are to be registered, if different from that of the person that tendered the shares of Preferred Stock.

A Holder who validly withdraws previously tendered shares of Preferred Stock prior to the Expiration Date and does not validly re-tender shares of Preferred Stock prior to the Early Tender Date or the Expiration Date will not receive the Early Tender Consideration or the Expiration Consideration, as applicable. A Holder of shares of Preferred Stock who validly withdraws previously tendered shares of Preferred Stock prior to the Early Tender Date and validly re-tenders shares of Preferred Stock prior to the Early Tender Date will receive the Early Tender Consideration.  A Holder of shares of Preferred Stock who validly withdraws previously tendered shares of Preferred Stock prior to the Expiration Date and validly re-tenders shares of Preferred Stock after the Early Tender Date and prior to the Expiration Date will receive the Expiration Consideration. If the shares of Preferred Stock to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon receipt by the Exchange Agent of written or facsimile transmission of the notice of withdrawal (or receipt of a request via DTC) even if physical release is not yet effected. A withdrawal of shares of Preferred Stock can only be accomplished in accordance with the foregoing procedures. The Company will have the right, which it may waive, to reject the defective withdrawal of shares of Preferred Stock as invalid and ineffective. If the Company waives its rights to reject a defective withdrawal of shares of Preferred Stock, subject to the other terms and conditions set forth in this Letter and in the Offer to Exchange, the Holder’s shares of Preferred Stock will be withdrawn and the Holder will not be entitled to the Early Tender Consideration or the Expiration Consideration, as applicable. If the Holder withdraws shares of Preferred Stock, the Holder will have the right to re-tender them prior to the Early Tender Date or the Expiration Date in accordance with the procedures described above and in the Offer to Exchange for tendering outstanding shares of Preferred Stock.

11. Irregularities.  The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of shares of Preferred Stock, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Offer to Exchange under “The Exchange Offer — Conditions to the Exchange Offer,” other than the effectiveness of the registration statement, of which the Offer to Exchange is a part, or any conditions or irregularities in any tender of shares of Preferred Stock of any particular Holder whether or not similar conditions or irregularities are waived in the case of other Holders. The Company’s interpretation of the terms and conditions of the Exchange Offer (including this Letter and the instructions hereto) will be final and binding. No tender of shares of Preferred Stock will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

12. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering may be directed to the Information Agent or the Exchange Agent at the addresses and telephone numbers indicated above. Requests for additional copies of the Offer to Exchange, this Letter and other related documents may be directed to the Information Agent or the Exchange Agent.

PAYOR’S NAME: [Continental Stock Transfer & Trust Company]
Payee’s Name:
Payee’s Business Name (if different from above):
Payee’s Address:
Mark Appropriate Box:	☐ Limited Liability Company Enter appropriate tax classification ___ disregarded entity ___ corporation ___ partnership	☐ Individual/Sole Proprietor	☐ Corporation	☐ Partnership	☐ Other
SUBSTITUTE Form W-9	Part I — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.		TIN: _______________________________ Social Security Number or Employer Identification Number (If awaiting TIN write “Applied For”)
Department of the Treasury Internal Revenue Service
Part II — For Payees exempt from backup withholding, write “Exempt” here and sign and date below (see the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein)

Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification
Part III — Certification — Under penalties of perjury, I certify that:
(1)      The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and
(2)       I am not subject to backup withholding because: (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3)       I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item (2) of Part III above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see the instructions in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute From W-9.)

SIGNATURE: _______________________________ DATE: __________________

NOTE:
FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ALL REPORTABLE PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.

SIGNATURE:	DATE:

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. — Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the name and SOCIAL SECURITY number of —

1.	An individual’s account	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	(a) The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)

	(b) So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5.	Sole proprietorship or single-owner LLC	The owner(3)

For this type of account:		Give the name and EMPLOYER IDENTIFICATION number of —

6.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)

7.	Corporate or LLC electing corporate status on Form 8832	The corporation

8.	Disregarded entity not owned by an individual	The owner

9.	Partnership or multi-member LLC	The partnership

10.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization

11.	A broker or registered nominee	The broker or nominee

12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)
You must show your individual name and you may also enter your business or “DBA” name on the second line. You may use your Social Security Number or Employer Identification Number. If you are a sole proprietor, the IRS encourages you to use your Social Security Number.

(4)	List first and circle the name of the legal trust, estate, or pension trust.

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•	A corporation.

•	A financial institution.

•	An organization exempt from tax under section 501(a), or any individual retirement plan or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

•	The United States or any of its agencies or instrumentalities.

•	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

•	A foreign government or any of its political subdivisions, agencies or instrumentalities.

•	An international organization or any of its agencies or instrumentalities.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a).

•	A trust exempt from tax under section 664 or described in section 4947.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A foreign central bank of issue.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A middleman known in the investment community as a nominee or custodian.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Privacy Act Notice — Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty For Falsifying Information — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

Continental Stock Transfer & Trust Company

By Mail	By Facsimile Transmission
(Registered or Certified Mail Recommended):	(for Eligible Institutions only):
Continental Stock Transfer & Trust Company	Continental Stock Transfer & Trust Company
Attn: Reorganization Dept.	(212) 616-7610
17 Battery Place, 8th Floor	To Confirm Via Phone:
New York, NY 10004	(for eligible institutions only):
(212) 509-4000 (ext. 536)

THE INFORMATION AGENT FOR THE EXCHANGE OFFER IS:

D.F. King & Co., Inc.
48 Wall Street — 22nd Floor
New York, New York 10005

Banks and Brokers, Call:
(212) 269-5550

All Others Call Toll-Free:
(888) 628-1041

Additional copies of the Offer to Exchange, the letter of transmittal or other tender offer materials may be obtained from the information agent or the exchange agent and will be furnished at our expense. Questions and requests for assistance regarding the tender of your securities should be directed to the information agent or the exchange agent.